PYXIS FUNDS II

Supplement dated May 14, 2012 to

Pyxis Funds II Summary Prospectus dated February 1, 2012

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Pyxis Total Return Fund

Portfolio Management

Effective April 1, 2012, the section titled “Portfolio Management” on page 4 of the Summary Prospectus is amended and restated as follows:

Pyxis Capital, L.P. serves as the investment adviser to the Fund and GE Asset Management Incorporated serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
Greg Hartch	1 year	Senior Vice President
David Wiederecht	1 year	President and Chief Investment Officer — Investment Strategies

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS

FOR FUTURE REFERENCE